                                                                   Exhibit 10.10


                  SERIES A PREFERENCE SHARE PURCHASE AGREEMENT

                                     BETWEEN

              SEMICONDUCTOR MANUFACTURING INTERNATIONAL CORPORATION

                                       AND

                 THE CERTAIN INVESTORS, INCLUDING THE COMPANY











                            dated as of March 8, 2001



                                TABLE OF CONTENTS

                                                                                                               PAGE


Section 1.        Authorization and Sale of Preference Shares....................................................1

         1.1      Authorization..................................................................................1
         1.2      Sale of Series A Preference Shares.............................................................1

Section 2.        Closings; Closing Dates; Deliveries............................................................2

         2.1      Closings; Closing Dates........................................................................2
         2.2      Deliveries.....................................................................................2
         2.3      Default........................................................................................2

Section 3.        Representations and Warranties of the Company..................................................3

         3.1      Organization and Standing......................................................................3
         3.2      Corporate Power................................................................................3
         3.3      Capitalization.................................................................................4
         3.4      Authorization..................................................................................5
         3.5      Title to Properties and Assets; Liens..........................................................5
         3.6      Financial Statements...........................................................................5
         3.7      Intellectual Properties........................................................................6
         3.8      No Third Party Consent or Violation............................................................6
         3.9      Compliance with Other Instruments, Laws; No Instruments........................................7
         3.10     Litigation.....................................................................................7
         3.11     Employees......................................................................................7
         3.12     Compliance with Laws; Permits..................................................................8
         3.13     Compliance with the Securities Act.............................................................8
         3.14     No Material Changes............................................................................8
         3.15     Disclosure.....................................................................................9
         3.16     Transaction with Affiliates...................................................................10
         3.17     Taxes.........................................................................................10
         3.18     Corporate Records.............................................................................10
         3.19     Proprietary Information and Invention Agreements..............................................10
         3.20     Use of Proceeds...............................................................................10
         3.21     No Export or Import Restrictions..............................................................10
         3.22     Equal Terms...................................................................................11
         3.23     No Brokers or Finders.........................................................................11
         3.24     Employee Benefit Plans........................................................................11

Section 4.        Representations and Warranties of Investor....................................................11

         4.1      Investment Representations and Covenants of Investor..........................................11
         4.2      Authority; Enforceability.....................................................................12
         4.3      Compliance with Laws..........................................................................13
         4.4      No Public Market..............................................................................13
         4.5      Transfer Restrictions.........................................................................13
         4.6      Receipt of Information........................................................................13

Section 5.        Conditions to First Closing of Investor.......................................................13

         5.1      Representations and Warranties................................................................13


                                       i




         5.2      Covenants.....................................................................................13
         5.3      Qualification.................................................................................14
         5.4      Officer's Certificate.........................................................................14
         5.5      PRC Counsel Opinion...........................................................................14
         5.6      Cayman Islands Counsel Opinion................................................................14
         5.7      U. S. Counsel Opinion.........................................................................14
         5.8      Shareholders Agreement and Registration Rights Agreement......................................14
         5.9      Amended and Restated Articles and Amended and Restated Memorandum.............................14
         5.10     Share Certificates............................................................................14
         5.11     Authorized Agent..............................................................................15

Section 6.        Conditions to Subsequent Closings of Investor.................................................15

         6.1      Covenants.....................................................................................15
         6.2      Qualification.................................................................................15
         6.3      Authorized Agent..............................................................................15
         6.4      Officer's Certificate.........................................................................15
         6.5      Share Certificates............................................................................16

Section 7.        Conditions to Closing of Company..............................................................16

         7.1      Representations and Warranties................................................................16
         7.2      Qualification.................................................................................16
         7.3      Shareholders Agreement and the Registration Rights Agreement..................................16

Section 8.        Miscellaneous.................................................................................16

         8.1      Termination...................................................................................16
         8.2      Governing Law, Venue and Service of Process...................................................17
         8.3      Survival......................................................................................17
         8.4      Successors and Assigns........................................................................17
         8.5      Delegation to Affiliates......................................................................17
         8.6      Further Assurance.............................................................................18
         8.7      Entire Agreement; Amendment...................................................................18
         8.8      Notices.......................................................................................18
         8.9      Delays or Omissions...........................................................................19
         8.10     Confidentiality...............................................................................19
         8.11     Expenses......................................................................................19
         8.12     Counterparts..................................................................................19
         8.13     Severability..................................................................................20


                                       ii




                               TABLE OF CONTENTS
                                  (continued)

                                                                                                              Page


         Schedules

                  Schedule A -Funding Schedule .................................................................I-1

         Exhibits

                  Exhibit A - First Amended and Restated Articles of Association...............................II-1

                  Exhibit B - Shareholders Agreement..........................................................III-1

                  Exhibit C - Registration Rights Agreement....................................................IV-1

                  Exhibit D - Amended and Restated Memorandum of Association....................................V-1

                  Exhibit E - Termination, Release, Waiver and Indemnification Agreement.......................VI-1

                  Exhibit F - Release, Waiver and Indemnification Agreement...................................VII-1

                  Exhibit G - Financial Statements...........................................................VIII-1

                  Exhibit H - Business Plan....................................................................IX-1

                  Exhibit I - Confidential Information, Invention Assignment and Arbitration Agreement..........X-1

                  Exhibit J - PRC Counsel Opinion..............................................................XI-1

                  Exhibit K - Cayman Islands Counsel Opinion .................................................XII-1

                  Exhibit L - U. S. Counsel Opinion .........................................................XIII-1

                  Exhibit M - Certificate of President .......................................................XIV-1

                                      iii

                  SERIES A PREFERENCE SHARES PURCHASE AGREEMENT

         This Series A Preference Shares Purchase Agreement (the "Agreement") is made as of March o, 2001 among Semiconductor Manufacturing International Corporation, a Cayman Islands company (the "Company"), and the investor set forth below (the "Investor" and, together with the other purchasers of the Series A Preference Shares pursuant to one or more Series A Preference Shares Purchase Agreements substantially identical to this Agreement, the "Investors").

         WHEREAS, the Company has established a wholly-foreign-owned enterprise, Semiconductor Manufacturing International Corporation (Shanghai) (the "Operating Entity"), in the People's Republic of China (the "PRC") for the manufacturing and marketing of advanced technology semiconductors;

         WHEREAS, the Company wishes to issue and sell to Investor and Investor wishes to purchase from the Company a certain equity interest in the Company;

         WHEREAS, the Company wishes to issue and sell to several other Investors, which term includes certain entities associated with Goldman Sachs & Co. (which entities are sometimes hereinafter referred to individually as a "GS Investor" and collectively as the "GS Investors") and the other Investors wish to purchase from the Company a certain equity interest in the Company;

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein and other consideration the sufficiency and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                                   SECTION 1.

                   AUTHORIZATION AND SALE OF PREFERENCE SHARES

         1.1      AUTHORIZATION.

         The Company has authorized the issuance and sale of up to [800,000,000] of its Series A Preference Shares with a par value of US$1.1111 each (" Series A Preference Shares"), having the rights, restrictions, privileges and preferences as set forth in the Company's First Amended and Restated Articles of Association attached hereto as EXHIBIT A (the "Amended and Restated Articles").

         1.2      SALE OF SERIES A PREFERENCE SHARES.

         Subject to the terms and conditions hereof, the Company will issue and sell to Investor, and Investor will purchase from the Company, the number of Series A Preference Shares (the "Shares") set forth opposite Investor's name on SCHEDULE A at a purchase price of US$1.1111 per share (the "Purchase Price") in accordance with the funding schedule contained in SCHEDULE A (the "Funding Schedule").

                                   SECTION 2.

                       CLOSINGS; CLOSING DATES; DELIVERIES

         2.1      CLOSINGS; CLOSING DATES.

         The consummation of the sale and purchase of Series A Preference Shares on each date specified in the Funding Schedule (the "Funding Dates") pursuant to this Agreement shall be referred to herein as a "Closing". The date of each Closing shall be referred to herein as a "Closing Date". The consummation of the sale and purchase of Series A Preference Shares on the first such Funding Date shall be referred to herein as the "First Closing" and the date of such First Closing shall be referred to herein as the "First Closing Date". The Closings other than the First Closing shall be referred to herein as the "Subsequent Closings" and the dates of such Subsequent Closings shall be referred to herein as the "Subsequent Closing Dates". The place of each Closing (including the place of delivery to Investor by the Company of the certificates evidencing Series A Preference Shares being purchased and the place of payment to the Company by Investor of the Purchase Price therefor) shall be at the offices of the Company, or such other place as Investor and the Company may mutually agree.

         2.2      DELIVERIES.

         At each Closing, subject to the terms and conditions hereof, the Company will deliver to Investor a certificate or certificates representing the Shares to be purchased by Investor at such Closing, and Investor will deliver the payment of the Purchase Price therefor by wire transfer of immediately available funds in accordance with the Company's written instructions. At the First Closing only, Investor shall pay the Company an aggregate amount of US$[________], in addition to the Purchase Price.

         2.3      DEFAULT.

         Investor acknowledges that the Company has or will enter into agreements in respect of the purchase of capital equipment and know-how and other contractual obligations in reliance on the agreement by Investor to purchase the Shares specified in the Funding Schedule, subject to the terms and conditions of this Agreement. Consequently, Investor agrees that if the conditions precedent to its purchase of the Shares at the Closing have been met and Investor nevertheless fails or refuses to purchase all or any portion of the Shares which it would then be obligated to purchase, then interest shall accrue on the Purchase Price payable at the relevant Closing at an interest rate of 0.017% per day, without compounding. If, within thirty (30) calendar days after the conditions precedent have been fully satisfied, Investor fails or refuses to purchase all or any portion of the Shares it is obligated to purchase at the relevant Closing, then

                  (i) the Company shall be entitled to maintain an action for damages against Investor;

                  (ii) Investor shall forfeit any further right (but shall not be relieved of any further obligation for purposes of assessing damages to the Company pursuant to clause (i) above) to purchase Shares hereunder;

                  (iii) the Company may sell such Shares to any other buyer or buyers at such price or prices as it may designate (subject to the provisions of the Shareholders Agreement dated the date hereof attached hereto as EXHIBIT B (the "Shareholders Agreement"); and

                  (iv) any Shares previously purchased by Investor shall be subject to mandatory sale to one or more other Shareholders of the Company designated by the Board of Directors of the Company at 50% of the price at which the Shares were purchased by Investor.

                                   SECTION 3.

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


         The Company hereby represents and warrants to Investor as of the date hereof and as of the First Closing Date as follows:

         3.1      ORGANIZATION AND STANDING.

                  (a) The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the Cayman Islands, British West Indies and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it make such qualification necessary, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the financial condition of the Company as a whole.

                  (b) The Operating Entity is a wholly-foreign-owned enterprise duly established and validly existing under the laws of the PRC and has all requisite power and authority (corporate or other) to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted.

         3.2      CORPORATE POWER.

         The Company has all requisite legal and corporate power to execute and deliver this Agreement, the Shareholders Agreement and the Registration Rights Agreement attached hereto as EXHIBIT C (the "Registration Rights Agreement"), to issue and sell the Series A Preference Shares on the terms set forth herein and its Ordinary Shares (as defined below) issuable upon conversion of the Series A Preference Shares, and to carry out and perform its obligations under the terms of this

         Agreement, the Amended and Restated Articles, the Amended and Restated Memorandum of Association attached hereto as EXHIBIT D (the "Amended and Restated Memorandum"), the Shareholders Agreement and the Registration Rights Agreement. The Amended and Restated Articles and the Amended and Restated Memorandum have been duly adopted by the Company's Shareholders.

         3.3      CAPITALIZATION.

         As of the moment immediately prior to the First Closing, the authorized capital stock of the Company will consist of (i) 2,000,000,000 ordinary shares with nominal or par value of US$0.0004 each (" Ordinary Shares"), of which [8,000,000] shares will be issued and outstanding and (ii) [800,000,000] Preference Shares with nominal or par value of US$1.1111 each, all of which have been designated Series A Preference Shares, none of which will be issued and outstanding. The Company has reserved (i) [ ] million Ordinary Shares for issuance upon conversion of the Series A Preference Shares to be sold pursuant to this Agreement and other purchase agreements to be entered into between the Company and other investors, (ii) [ ] million Ordinary Shares for issuance under its 2001 Stock Plan, (iii) [ ] million Ordinary Shares for issuance under its 2001 Regulation S Stock Plan, (iv) [ ] million Series A Preference Shares for issuance under its 2001 Preference Shares Stock Plan, (v) [ ] million Series A Preference Shares for issuance under its 2001 Regulation S Preference Shares Stock Plan, (vi) [ ] million Ordinary Shares for issuance upon the conversion of Series A Preference Shares to be acquired upon the exercise of options granted under the 2001 Series A Preference Shares Stock Plan, (vii) [ ] million Ordinary Shares for issuance upon the exercise of options granted under the 2001 Regulation S Series A Stock Plan. The 2001 Stock Plan, the 2001 Regulation S Stock Plan, the 2001 Preference Shares Stock Plan and the 2001 Regulation S Preference Shares Stock Plan are hereinafter referred to collectively as the "Incentive Stock Plans".

         Certain rights granted for the purchase of the Company's securities have been terminated pursuant to Termination, Release, Waiver and the Indemnification Agreements and Release, Waiver and Indemnification Agreements, in the forms attached hereto as EXHIBITS E AND F, respectively. Other than the options granted pursuant to Incentive Stock Plans, there are no any other outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any of its securities. Except as provided in the Registration Rights Agreement, (i) the Company is presently not under any obligation and has not granted any rights to register under the U. S. Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any other jurisdiction any of its securities; and (ii) there are no existing voting trusts or similar agreements to which the Company is a party with respect to the voting of the Company's capital stock. The rights, privileges and preferences of the Series A Preference Shares and the Ordinary Shares are as stated in the Amended and Restated Articles and such rights, privileges and preferences are valid, binding and enforceable in accordance with the laws of the Cayman Islands. All issued and outstanding Ordinary Shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in accordance with the Company's Amended and Restated Memorandum and Articles of Association then in effect, Cayman Islands Companies Law and the registration or qualification provisions of applicable securities laws (including the Securities Act) or pursuant to valid exemptions thereunder. Except as otherwise provided in the Amended and Restated Articles or as contemplated in this Agreement, the Shareholders Agreement or the Registration Rights Agreement, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. When issued in compliance with the provisions of this Agreement and the Amended and Restated Articles, the Series A Preference Shares and the Ordinary Shares to be issued upon conversion of the Series A Preference Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances other than those created by or imposed upon Investor through no act of the Company or the Operating Entity; PROVIDED, HOWEVER, that such Series A Preference Shares and Ordinary Shares may be subject to restrictions on transfer under applicable securities laws (including the

Securities Act). Other than the Operating Entity, the Company does not own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity. The Company owns 100% of the equity or other ownership interests in the Operating Entity.

         3.4      AUTHORIZATION.

         All corporate actions on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of the Amended and Restated Articles, the Amended and Restated Memorandum, this Agreement, the Shareholders Agreement and the Registration Rights Agreement, and the authorization, sale, issuance and delivery of the Series A Preference Shares and the Ordinary Shares issuable upon conversion of the Series A Preference Shares have been taken and such actions are still valid and effective. Each of this Agreement, the Shareholders Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, moratorium, fraudulent transfer and other laws affecting creditors' rights and to general equity principles.

         3.5      TITLE TO PROPERTIES AND ASSETS; LIENS.

         Each of the Company and the Operating Entity has good and marketable title to or a valid leasehold interest in its properties and assets including the manufacturing equipment and facilities of the Operating Entity and the land necessary for the construction of the Company's plant or housing projects or otherwise necessary for the operation of the Company or the Operating Entity, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, except such as do not materially and adversely affect the value of such property or do not materially interfere with the use made or proposed to be made of such property by the Company or the Operating Entity, as the case may be. All facilities, machinery, equipment, fixtures, vehicles and other properties and assets owned or leased by the Company or the Operating Entity, as the case may be, that are, singly or in the aggregate, material to the business or operations of the Company or the Operating Entity, as the case may be, are in good operating condition, normal wear and tear excepted, and are reasonably fit and usable for the purposes for which they are being used.

         3.6      FINANCIAL STATEMENTS.

         The Company has delivered to the Investor its unaudited financial statements (balance sheet, cash flow and statement of operations) covering the period of July 1, 2000 to December 31, 2000 attached hereto as EXHIBIT G (collectively, the "Financial Statements"). The Financial Statements are true, complete and correct in all material respects, and are prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated, subject to normal year-end adjustments (which are not expected to be material). The Financial Statements fairly present the financial condition and position of the Company as of the respective dates of the balance sheets contained therein, and the statements of operations and cash flow contained therein accurately present the operating results of the Company during the periods respectively indicated therein. Since December 31, 2000, there has not been any event or condition of any type that has materially and adversely affected the business, properties, prospects, or financial condition of the Company or the Operating Entity.

         3.7      INTELLECTUAL PROPERTIES.

         To the best knowledge of the Company and the Operating Entity after due inquiry, as the case may be, each of the Company and the Operating Entity owns or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, trade secrets, trademarks, service marks, trade names, copyrights, licenses, and other proprietary rights and processes necessary to its businesses as now conducted except to the extent that the failure to own or to possess any of the foregoing would not have a material adverse effect on the Company and the Operating Entity, taken as a whole. After due inquiry, neither the Company nor the Operating Entity knows of any facts or circumstances that would prevent them from acquiring, developing, obtaining or licensing on commercially reasonable terms all patents, trade secrets, trademarks, service marks, trade names, copyrights, licenses, and other proprietary rights and processes necessary to its businesses as currently proposed to be conducted in the future, except to the extent that the failure to acquire any of the foregoing would not have a material adverse effect on the Company and the Operating Entity, taken a whole. To its knowledge, neither the Company nor the Operating Entity is infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing. Neither the Company nor the Operating Entity has received any communications alleging that the Company or the Operating Entity has violated or, by conducting its business as proposed to be conducted would violate, any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity, which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would have a material adverse effect on the Company and the Operating Entity, taken as a whole. Neither the Company nor the Operating Entity has any knowledge of any infringement or improper use by any third party of any patent, trademark or copyright held by it, nor has the Company nor the Operating Entity instituted any action, suit or proceeding in which an act constituting an infringement of any such patent, trademark or copyright was alleged to have been committed by a third party. To the best knowledge of the Company or the Operating Entity (as the case may be), after due inquiry, neither the Company nor the Operating Entity is aware that any of its employees (including directors and officers) is obligated under any contract (including license, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or the Operating Entity (as applicable) or that would conflict with the business as now conducted or as proposed to be conducted by the Company or the Operating Entity (as applicable). Neither the execution nor delivery of this Agreement, the Shareholders Agreement or the Registration Rights Agreement, nor the conduct of the business now conducted or as proposed to be conducted by the Company or the Operating Entity, nor the carrying on of the business of the Company or the Operating Entity by its employees will conflict with or result in a material breach of, or constitute a material default under, any contract, covenant or instrument under which any employee is now obligated.

         3.8      NO THIRD PARTY CONSENT OR VIOLATION.

         No third party is in violation of or default under any material contract or agreement (meaning contracts or agreements with annual payment obligations of US$50,000 or more) to which the Company or the Operating Entity is a party. The consummation of the transactions contemplated hereby and under the Registration Rights Agreement does not require the consent of any party to any contract, agreement or instrument to which the Company or the Operating Entity is a party.

         3.9      COMPLIANCE WITH OTHER INSTRUMENTS, LAWS; NO INSTRUMENTS.

         Neither the Company nor the Operating Entity is in violation of or default under any term of its Amended and Restated Memorandum or Amended and Restated Articles, or in violation of or default under any material term or provision of any mortgage, indenture, contract, indebtedness, lease, or any other material contract or agreement (meaning contracts or agreements with annual payment obligations of US$50,000 or more), or instrument to which it is a party or by which it is bound or, of any judgment, decree, order, statute, rule or regulation applicable to the Company or the Operating Entity. The execution, delivery and performance of and compliance with this Agreement, the Amended and Restated Articles, the Shareholders Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not result in any violation of, or default under any term of the Amended and Restated Memorandum or its Amended and Restated Articles or the organizational documents of the Operating Entity, or conflict with or constitute a default under any material term of any mortgage, indenture, indebtedness, lease, or any other material contract or agreement (meaning contracts or agreements with annual payment obligations of US$50,000 or more) or instrument, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the Operating Entity or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company or the Operating Entity, their business or operations, or any of their assets or properties.

         3.10     LITIGATION.

         To the best knowledge of the Company or the Operating Entity (as the case may be) after due inquiry, there are no actions, suits, proceedings or investigations pending or threatened against or affecting the Company or the Operating Entity or any of their respective employees, assets, or properties before any court or governmental agency. Neither the Company nor the Operating Entity is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. Neither the Company nor the Operating Entity has initiated, or currently intends to initiate any action, suit, proceeding or investigation.

         3.11     EMPLOYEES.

         To the best knowledge of the Company or the Operating Entity (as the case may be) after due inquiry, no employee of the Company or of the Operating Entity is in violation of any material term of any employment contract, proprietary information agreement or any other contract or agreement relating to the relationship of any such employee with the Company or the Operating Entity. To the best knowledge of the Company or the Operating Entity (as the case may be) after due inquiry, the continued employment of any such employees by the Company or the Operating Entity will not result in any such violation. Neither the Company nor the Operating Entity has received any notice alleging that any such violation has occurred. No employee of the Company or the Operating Entity has been granted the right to continued employment by the Company or the Operating Entity or to any material compensation following termination of employment with the Company or the Operating Entity, unless such is required by law. Neither the Company nor the Operating Entity has received any notice that any director, officer, key employee or group of employees intends to terminate his, her or their employment with the Company or the Operating Entity. No director, officer, key employee or group of employees has received any notice from the Company or the Operating Entity that the Company or the Operating Entity intends to terminate the employment of any director, officer, key employee or group of employees. Neither the Company nor the Operating Entity has any collective bargaining agreements covering any of its employees. The Company and the Operating Entity each has complied in all material respects with all applicable laws related to labor and employment.

         All Ordinary Shares and other securities of the Company, including options to acquire Ordinary Shares or Series A Preference Shares, granted to directors, officers and other employees of the Company or the Operating Entity have been granted in accordance with the Company's Incentive Stock Plans and the Amended and Restated Articles and the Shareholders Agreement then in effect.

         3.12     COMPLIANCE WITH LAWS; PERMITS.

                  (a) To the Company's best knowledge after due inquiry, neither the Company nor the Operating is in violation of any applicable statutes, rule, regulation, order or restriction of any government or any of its agency or instrumentality that is material to its business and operations;

                  (b) Each of the Company and the Operating Entity has all franchises, permits, licenses and any similar authority necessary or appropriate for the conduct of its business as now being conducted or proposed to be conducted by it.

                  (c) No consent, approval, qualification, order or authorization of, or designation, declaration or filing with, any local, state or federal governmental authority on the part of the Company or the Operating Entity is required in connection with the execution and delivery of this Agreement, the Shareholders Agreement or the Registration Rights Agreement, or the consummation of the transactions contemplated hereunder and thereunder, except qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under the applicable securities laws.

         3.13     COMPLIANCE WITH THE SECURITIES ACT.

         Assuming the accuracy of Investor's representations and warranties set forth in Section 4.1 hereof, the offering, sale and purchase of the Series A Preference Shares contemplated hereby are exempt from registration under the Securities Act. The issuance and sale of the Company's capital stock has been and will be made in compliance with the Securities Act and all other applicable securities laws.

         3.14     NO MATERIAL CHANGES.

         Since December 31, 2000, there has not been:

                  (a) any material adverse change in the condition (financial or otherwise), assets, liabilities, operations or earnings of the Company or the Operating Entity;

                  (b) any damage, destruction or loss (whether or not covered by insurance) affecting any asset of the Company or the Operating Entity in excess of US$50,000;

                  (c) any liability or loss contingency incurred by the Company or the Operating Entity that would have to be disclosed in its financial statements (including the notes thereto) in accordance with U. S. generally accepted accounting principles;

                  (d) any commitment to borrow money or provide financial support to any person entered into by the Company or the Operating Entity;

                  (e) any payment or discharge of any liability by the Company or the Operating Entity outside the ordinary course of business consistent with past practice;

                  (f) any sale, assignment, license, or other disposition of any material asset or right of the Company or the Operating Entity outside the ordinary course of business consistent with past practice;

                  (g) any declaration or payment of any dividend or other distribution with respect to any shares of capital stock of the Company, or the direct or indirect acquisition of any equity securities by the Company;

                  (h) any material labor problem or grievance affecting the business of the Company or the Operating Entity;

                  (i) any write-down of the value of any inventory of the Company or the Operating Entity, or any write-off as uncollectible of any accounts or notes receivable of the Company or the Operating Entity, in each case outside the ordinary course of business consistent with past practice;

                  (j) any general uniform increase in the direct or indirect compensation of employees of the Company or the Operating Entity (including, without limitation, any increase pursuant to any bonus, pension, profit-sharing, deferred compensation, or other plan or commitment);

                  (k) other than additions to plant or manufacturing equipment, any individual capital expenditure or commitment by the Company or the Operating Entity in excess of US$50,000;

                  (l) any change in the accounting or tax methods, practices, or assumptions followed by the Company or the Operating Entity; or

                  (m) any other material transaction or event relating to the Company or the Operating Entity not in the ordinary course of business consistent with past practice.

         3.15     DISCLOSURE.

         There is no material fact which the Company has not disclosed to Investor in writing and of which the Company is aware which would or could reasonably be expected to have a material adverse effect on the Company or the Operating Entity. The financial projections, estimates and other forward-looking information contained in the business plan (the "Business Plan") of the Company and the Operating Entity attached hereto as EXHIBIT H, were prepared by the Company and the Operating Entity in good faith based on the their experience in the industry and on assumptions of fact and opinion as to future events which they, at the date of the issuance of the Business Plan, believed to be reasonable, but which they cannot and do not assure or guarantee the attainment of in any manner. As of the date hereof, no facts have come to the attention of the Company or the Operating Entity which would be reasonably expected to require the revision of the assumptions underlying such projections, estimates and other forward-looking information or the conclusions derived therefrom.

3.16     TRANSACTION WITH AFFILIATES.

         To the Company's best knowledge after due inquiry, except for compensation to regular employees and customary fees to directors of the Company or the Operating Entity, no Related Party has been directly or indirectly a party to, or has had an interest in, any transaction with the Company or the Operating Entity, or the direct or indirect owner of an interest (other than non-affiliated holdings in publicly held companies) in any business organization that is a competitor, supplier or customer of the Company or the Operating Entity or with which the Company or the Operating Entity has any other business relationship. "Related Party" means (i) each current or former director, officer or shareholder holding at least US$1 million worth of the Company's securities,
(ii) each parent, grandparent, sibling or spouse thereof, spouse or sibling thereof, or descendant of any of the foregoing, and (iii) each entity of which any of the foregoing is or was a director, officer, partner, or holder of more than 5% of any class of capital stock.

         3.17     TAXES.

         Each of the Company and the Operating Entity has filed all tax returns when due and paid all taxes shown thereon to be due, if any, that are required to have been filed with appropriate government agencies.

         3.18     CORPORATE RECORDS.

         The books and records of the Company and the Operating Entity have been fully, properly and accurately maintained in all respects, and such books and records are true, correct and complete in all material respects.

         3.19     PROPRIETARY INFORMATION AND INVENTION AGREEMENTS.

         Each employee and officer of the Company and the Operating Entity has executed an Confidential Information, Invention Assignment and Arbitration Agreement substantially in the form attached hereto as EXHIBIT I.

         3.20     USE OF PROCEEDS.

         The proceeds from the issuance and sale of the Series A Preference Shares under this Agreement will be used for: (i) the construction of the manufacturing facilities of the Operating Entity; (ii) the purchase of equipment, technology, information system and know-how necessary for the manufacturing of advanced technology semiconductors; and (iii) working capital and other general corporate purposes.

         3.21     NO EXPORT OR IMPORT RESTRICTIONS.

         After due inquiry, neither the Company nor the Operating Entity knows of any facts or circumstances that would prevent applicable suppliers from exporting into the PRC, or prevent the Company or the Operating Entity from importing into the PRC, all equipment, process know-how and any other hardware or technology necessary to conduct the business of the Company or the Operating Entity as now conducted or as currently proposed to be conducted in the future.

         3.22     EQUAL TERMS.

         Other than the terms and conditions applicable to: (i) the sale and purchase of securities pursuant to the Incentive Stock Plans; (ii) the sale and purchase of any Series A Preference Shares pursuant to the default provisions of
Section 2.3 hereof; and (iii) certain information about the Company and certain terms and conditions of the Purchase Agreement and the Management Rights Agreement entered into between the Company and the GS Investors (which information, terms and conditions are disclosed in Section 3.22 of the Schedule of Exceptions delivered herewith), no term or condition, including any registration rights, applicable to the purchase of the Company's equity securities by any other Investor or other shareholder is, or shall be, more favorable to such Investor or shareholder than the terms and conditions applicable to Investor under this Agreement.

         3.23     NO BROKERS OR FINDERS.

         Neither the Company nor the Operating Entity has incurred, or will incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby or thereby.

         3.24     EMPLOYEE BENEFIT PLANS.

         The Company does not have  any  Employee Benefit Plan as defined in the
U. S. Employee Retirement Security Act of 1974.


                                   SECTION 4.

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR


         Investor hereby represents and warrants to the Company with respect to its purchase of the Shares as follows:

         4.1      INVESTMENT REPRESENTATIONS AND COVENANTS OF INVESTOR.

                  (a) Investor acknowledges that this Agreement is made by the Company with Investor in reliance upon Investor's representations and covenants made in this Section 4, which by its execution of this Agreement Investor hereby confirms. Investor represents that it is acquiring the Series A Preference Shares for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting any participation in or otherwise distributing the same. Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares (or the shares issued upon conversion of the Shares).

                  (b) Investor understands and acknowledges that the offering of the Series A Preference Shares pursuant to this Agreement has not been registered under the Securities Act and that the Series A Preference Shares are being offered and sold pursuant to an exemption from registration under the Securities Act, based in part on Investor's representations set forth herein.

                  (c) Investor covenants that in no event shall it make any disposition of any of the Shares except in accordance with the Shareholders Agreement and the Registration Rights Agreement and in compliance with applicable federal and state and local securities laws.

                  (d) Investor represents that it is experienced in evaluating recently organized companies such as the Company, is able to fend for itself in transactions such as the one contemplated by this Agreement, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the Company, and has the ability to bear the economic risks of the investment.

                  (e) Investor acknowledges and understands that the Series A Preference Shares and the Ordinary Shares issuable upon conversion of the Series A Preference Shares must be held indefinitely unless they are subsequently registered under the Securities Act or the securities laws of another relevant jurisdiction or an exemption from such registration is available, and that, except as otherwise provided in the Registration Rights Agreement, the Company is under no obligation to register the Series A Preference Shares (or the Ordinary Shares issuable upon conversion of the Series A Preference Shares).

                  (f) Investor acknowledges that Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, is subject to the satisfaction of certain conditions, including, among other things: (i) certain current public information about the Company is available, (ii) the sale must occur at least one year after the party has purchased and paid for the securities to be sold, (iii) the sale must be made in an unsolicited broker's transaction and (iv) the number of shares sold must not exceed certain volume limitations. If, however, the sale occurs at least two years after the party has purchased and paid for the securities to be sold, and if the selling party is not an "affiliate" of the Company (as defined in the Securities Act), certain of the foregoing conditions will not apply. Investor understands that the current public information referred to above is not now available and the Company has no present plans to make such information available.

         4.2      AUTHORITY; ENFORCEABILITY.

         Investor has all requisite power and authority to enter into this Agreement, the Accession Agreement, dated the date hereof (the "Accession Agreement"), under which Investor has acceded to the Shareholders Agreement and the Registration Rights Agreement, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby; Investor has taken all requisite corporate, partnership or other action necessary to authorize the execution and delivery of this Agreement, the Accession Agreement and the Registration Rights Agreement, its performance of its obligations hereunder and thereunder and under the Shareholders Agreement and its consummation of the transactions contemplated hereby and thereby; each of this Agreement, the Accession Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by Investor and constitutes the valid and binding obligation of Investor, enforceable in accordance with its respective terms, subject to applicable bankruptcy, reorganization, insolvency, and similar laws affecting creditors' rights generally and to general principles of equity.

         4.3      COMPLIANCE WITH LAWS.

         The execution, delivery and performance of and compliance with this Agreement, the Accession Agreement and the Shareholders Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not result in any violation of or constitute any conflicts under any judgment, decree, order, statute, rule or regulation applicable to Investor, its business or operations or any of its assets or properties.

         4.4      NO PUBLIC MARKET.

         Investor understands that no public market now exists for any of the securities issued by the Company.

         4.5      TRANSFER RESTRICTIONS.

         Investor acknowledges and agrees that the Series A Preference Shares to be sold hereunder are subject to restrictions on transfer as set forth in this Agreement, the Shareholders Agreement, the Registration Rights Agreement, the Amended and Restated Articles and applicable securities laws (including the Securities Act).

         4.6      RECEIPT OF INFORMATION.

         Investor has received and reviewed this Agreement and all Exhibits hereto; Investor, its legal counsel and its accountants have had access to, and an opportunity to review, all documents and other materials requested of the Company; it and they have been given an opportunity to ask any and all questions of, and received answers from, the Company concerning the Company and the Operating Entity and the terms and conditions of the offering and sale hereunder and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Series A Preference Shares.


                                   SECTION 5.

                    CONDITIONS TO FIRST CLOSING OF INVESTOR


         Investor's obligation to purchase the Shares at the First Closing is, at the option of Investor, subject to the fulfillment or waiver on or prior to the First Closing Date of the following conditions:

         5.1      REPRESENTATIONS  AND WARRANTIES.

         The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the First Closing Date with the same force and effect as if they had been made on and as of such date.

         5.2      COVENANTS.

         All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the First Closing Date shall have been performed or complied with.

         5.3      QUALIFICATION.

         The Company shall have obtained all necessary federal or state or local authorizations, approvals, permits and qualifications, or secured an exemption thereunder, required for the offer and sale of the Series A Preference Shares and the Ordinary Shares issuable upon the conversion of the Series A Preference Shares, and such authorizations, approvals, permits or qualifications are still effective as of the First Closing Date.

         5.4      OFFICER'S CERTIFICATE.

         The President of the Company shall have delivered to Investor at the First Closing a certificate certifying that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled.

         5.5      PRC COUNSEL OPINION.

         The Company shall have caused Shanghai Dong Xin Law Firm, the PRC counsel to the Company, to furnish Investor with their written opinion or opinions, dated the date of First Closing, in a form satisfactory to Investor to the effect set forth in EXHIBIT J hereto.

         5.6      CAYMAN ISLANDS COUNSEL OPINION.

         The Company shall have caused Hunter & Hunter, the Cayman Islands counsel to the Company, to furnish Investor with their written opinion or opinions, dated the date of First Closing, in a form satisfactory to Investor to the effect set forth in EXHIBIT K hereto.

         5.7      U. S. COUNSEL OPINION.

         The Company shall have caused Baker & McKenzie, the U. S. counsel to the Company, to furnish Investor with their written opinion or opinions, dated the date of First Closing, in a form satisfactory to Investor to the effect set forth in EXHIBIT L hereto.

         5.8      SHAREHOLDERS AGREEMENT AND REGISTRATION RIGHTS AGREEMENT.

         The Company shall have duly authorized, executed and delivered the Shareholders Agreement and the Registration Rights Agreement. The Company shall have delivered to Investor a certificate to the effect that all of the Company's shareholders required to be parties to the Shareholders Agreement have duly executed and delivered an Accession Agreement in the form of EXHIBIT A to the Shareholders Agreement (the "Accession Agreement") and that all Investors have executed and delivered the Registration Rights Agreement and an Accession Agreement.

         5.9      AMENDED AND RESTATED ARTICLES AND AMENDED AND RESTATED
                  MEMORANDUM.

         The Amended and Restated Memorandum and Amended and Restated Articles shall remain in full force and effect.

         5.10     SHARE CERTIFICATES.

         The Company shall have delivered to Investor (i) a certificate evidencing and representing the Shares purchased by Investor and (ii) the Company's amended register of members evidencing Investor as a member. The Company shall have also delivered to Investor a certificate confirming that all other Investors paid the same $1.111 per share purchase price for the Series A Preference Shares and that all share certificates in respect of the Company's outstanding shares have been affixed with a legend as contemplated in
Section   7.2  of   the   Shareholders   Agreement.

         5.11     AUTHORIZED AGENT.

         The Company shall have delivered to Investor at the First Closing an agreement between the Company and CT Corporation confirming that CT Corporation has agreed to act as the Company's authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the Shareholders Agreement and the Registration Rights Agreement or the transactions contemplated hereby or thereby which may be instituted in any New York Court (as defined below) by Investor.


                                   SECTION 6.

                 CONDITIONS TO SUBSEQUENT CLOSINGS OF INVESTOR


         Investor's obligation to purchase the Shares at any Subsequent Closing is, at the option of Investor, subject to the fulfillment on or prior to the relevant Subsequent Closing Date of the following conditions:

         6.1      COVENANTS.

         All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the relevant Subsequent Closing Date shall have been performed or com-plied with.

         6.2      QUALIFICATION.

         The Company shall have obtained all necessary federal or state or local authorizations, approvals, permits and qualifications, or secured an exemption thereunder, required for the offer and sale of the Series A Preference Shares and the Ordinary Shares issuable upon the conversion of the Series A Preference Shares, and such authorizations, approvals, permits or qualifications are still effective as of the relevant Subsequent Closing Date.

         6.3      AUTHORIZED AGENT.

         The agreement between the Company and CT Corporation shall remain in full force and effect pursuant to which CT Corporation has agreed to act as the Company's authorized agent upon whom process may be served in any action arising out of or based upon this Agreement, the Shareholders Agreement and the Registration Rights Agreement or the transactions contemplated hereby or thereby which may be instituted in any New York Court (as defined below) by Investor.

         6.4      OFFICER'S CERTIFICATE.

         The President of the Company shall have delivered to Investor at such Subsequent Closing a certificate in the form attached hereto as EXHIBIT M certifying, among other things, that the conditions specified in Sections 6.1,
6.2 and 6.3 have been fulfilled.

         6.5      SHARE CERTIFICATES.

         The Company shall have delivered to Investor (i) a certificate evidencing and representing the Shares purchased by Investor at the relevant Subsequent Closing and (ii) the Company's amended register of members evidencing Investor as a member.


                                   SECTION 7.

                        CONDITIONS TO CLOSING OF COMPANY


         The Company's obligation to issue and sell the Shares at each Closing is, at the option of the Company, subject to the fulfillment of the following conditions:

         7.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties made by Investor in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date.

         7.2      QUALIFICATION.

         The Company shall have obtained all necessary federal or state or local authorizations, approvals, permits and qualifications, or secured an exemption therefrom, required for the offer and sale of the Shares hereunder and such authorizations, approvals, permits and qualifications shall remain in effect as of the Closing.

         7.3      SHAREHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.

         Investor shall have executed and delivered to the Company an Accession Agreement and the Registration Rights Agreement.

                                   SECTION 8.

                                 MISCELLANEOUS

         8.1      TERMINATION.

         Notwithstanding anything in this Agreement to the contrary, this Agreement and the transactions contemplated herein may, by written notice given at any time prior to the Closing, be terminated:

                  (a) by either party upon their mutual written consent; or

                  (b) by either party, without liability to the terminating party on account of such termination if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to fully comply with its obligations hereunder) on or before May o, 2001 [60 calendar days from date of the Agreement].

         8.2      GOVERNING LAW, VENUE AND SERVICE OF PROCESS.

         This Agreement shall be governed and construed in all respects by the laws of the State of New York without reference to conflict of laws principles thereof. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in the State of New York (" New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed CT Corporation at 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by Investor, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until the Board of Directors appoints another entity to act as the Authorized Agent of the Company. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         8.3      SURVIVAL.

         The representations, warranties, covenants and agreements made herein shall survive any investigation made by Investor and the closing of the transactions contemplated hereby.

         8.4      SUCCESSORS AND ASSIGNS.

         Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, PROVIDED, HOWEVER, that, except as otherwise provided in Section 8.5, the rights of Investor to purchase Series A Preference Shares shall not be assignable without the consent of the Company.

         8.5      DELEGATION TO AFFILIATES.

         Notwithstanding the provisions of Section 8.4 or any other provision of this Agreement to the contrary, Investor may designate one or more of its affiliates as the purchaser of the Series A Preference Shares hereunder and Investor may also assign any or all of its rights, benefits or obligations to one or more of its affiliates; PROVIDED, that such affiliate or affiliates shall have agreed to be subject to the terms and conditions of this Agreement with respect to such purchase, and shall have agreed to be subject to the terms and conditions of the Shareholders Agreement. Thereafter, the Series A Preference Shares shall be subject to the registration rights provided in the Registration Rights Agreement; PROVIDED, that only the initial Investor hereunder, or its successor or permitted assign, may exercise such rights with respect to the Series A Preference Shares. The Company and Investor agree to make from time to time such amendments to this Agreement, the Shareholders

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

Agreement and the Registration Rights Agreement as may be reasonably necessary to accomplish the foregoing. For the purposes of this Section 8.5, an "affiliate" of Investor means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with Investor.

         8.6      FURTHER ASSURANCE.

         In connection with any offering of the Company's securities in which any of Investor's shares are offered, the Company shall use its best efforts to procure that no underwriter(s) require(s) any of Investor to make any representations or warranties to, or agreements with, such underwriter(s) other than customary representations, warranties and agreements relating to Investor's title to the Shares and the authority to enter into and deliver the underwriting agreements. This Section 8.6 shall survive the termination of this Agreement.

         8.7      ENTIRE AGREEMENT; AMENDMENT.

         This Agreement and the exhibits hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede all prior discussions and agreements. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and Investor.

         8.8      NOTICES.

         All notices which either party is required or may desire to serve upon any other party shall be in writing and addressed to the party to be served as follows:

                  (a) if to Investor:

                      Address:

                      Attention:

                      Tel:

                      Fax:

                      With copy to:

                      Telephone:

                      Facsimile:

                  (b) if to the Company:

                      Semiconductor Manufacturing International Corporation

                      18 Zhangjiang Road, Pudong New Area, Shanghai, China

                      Attention:       Richard Chang

                      Telephone:       86-21-5855-5000

                      Facsimile:       6-21-5895-8810

                      With a copy to: Samuel Liu

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


                      Telephone:       86-21-5855-5000

                      Facsimile:       6-21-5895-8810

         Any such notice may be served personally or by mail (postage prepaid), facsimile (provided confirmation of receipt is immediately obtained or a hard copy is concurrently sent by internationally commercially recognized overnight delivery service), internationally commercially recognized overnight delivery service or courier (such as Federal Express or DHL). Notice shall be deemed served upon personal delivery or upon the date sent.

         8.9      DELAYS OR OMISSIONS.

         No delay or omission to exercise any right, power or remedy accruing to either party upon any breach or default of the other party under this Agreement, the Shareholders Agreement, the Registration Rights Agreement, or the Amended and Restated Articles, shall impair any such right, power or remedy of the non-breaching or non-defaulting party nor shall it be construed to be a waiver by the non-breaching or non-defaulting party of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the non-breaching or non-defaulting party of any breach or default of the other party under this Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Amended and Restated Articles, or any waiver on the part of the non-breaching or non-defaulting party of any provisions or conditions of this Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Amended and Restated Articles, must be in writing and shall be effective only with respect to the non-breaching or non-defaulting party and only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Shareholders Agreement, the Registration Rights Agreement and the Restated Articles, or by law or otherwise afforded to non-breaching or
non-defaulting   party,   shall  be  cumulative   and  not   alternative.

         8.10     CONFIDENTIALITY.

         No party shall divulge or communicate to any person (unless required by law or by any regulatory or governmental authority or to its officers, advisors or employees on a need-to-know basis) or use or exploit for any purpose whatsoever any trade secrets, patents, intellectual property or confidential and/ or proprietary knowledge or information of the other party which the party may receive or obtain as a result of entering into this Agreement, and each party shall use its reasonable endeavors to prevent its employees or agents (if any) from so doing. The obligations set out in this Section 8.10 shall survive the termination of this Agreement.

         8.11     EXPENSES.

         The Company and Investor each shall bear their own expenses with respect to this Agreement and the transactions contemplated hereby.

         8.12     COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and all of which together shall constitute one instrument.

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

         8.13     SEVERABILITY.

         In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; PROVIDED that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

                            [SIGNATURE PAGE FOLLOWS]








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



         IN WITNESS WHEREOF, the parties have executed this Series A Preference Shares Purchase Agreement as of the date first written above.


                            SEMICONDUCTOR MANUFACTURING
                            INTERNATIONAL CORPORATION

                            By:
                               -------------------------------------------------
                               Name:        Richard Chang
                               Title:       President & CEO



                            [INVESTOR]

                            By:
                               -------------------------------------------------
                               Name:
                               Title:









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